Exhibit 10.10

TERMINATION AND RELEASE AGREEMENT

This TERMINATION AND RELEASE AGREEMENT, (the "Agreement") is entered into effective as of May 8, 2009 (the "Effective Time") by and between HYBRID DYNAMICS CORPORATION, a Nevada corporation (the "HDC"), GARDEN RISE INVESTMENTS LTD LLC, an Ohio limited liability company (“GRI”) and each person and entity who is a member of GRI, consisting of Birchwood Capital Advisors, Inc., Bella Capital Corporation, Onofrio Pecararo, Howard Rice, Alan Carter and Walter Marano (each a "Terminating Member" and collectively the “Terminating Members”) and Mid-Elm Investments LTD LLC (“Mid-Elm”).

RECITALS

WHEREAS, the Terminating Members and Mid-Elm are each the owner of a member interest of GRI, and

WHEREAS, HDC and GRI desire to effect a termination of the Royalty Agreement dated August 31, 2006 (the “Royalty Agreement”) and entered into by and between HDC and GRI, and

WHEREAS, the Terminating Members and Mid-Elm consent to the termination of the Royalty Agreement and desire to terminate any and all rights they have in said Royalty Agreement; and

WHERAS, each Terminating Member desires to terminate his or its ownership of and member interest in GRI, and

WHEREAS, HDC is willing to issue additional shares of its stock in consideration of the Terminating Members’ consent to termination of the Royalty Agreement and their ownership in GRI.

NOW, THEREFORE, for and in consideration of the premises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties agree as follows:

1.      Definitions.  For purposes of this Agreement, unless otherwise defined herein, capitalized terms set forth in this Agreement shall have the meaning ascribed to them in this Agreement.

2.      Purchase and Sale.  Subject to the terms and conditions hereinafter set forth:

(a)     Royalty Agreement.  HDC and GRI each agree to the mutual termination of the Royalty Agreement, and each Terminating Member consents to such termination and agrees that each of their rights, title and interest in and to the Royalty Agreement shall terminate, all of which shall be effective as of the date of this Agreement.

(b)     Member Interest.  Each Terminating Member hereby agrees to surrender and relinquish his or its member interest of GRI, and hereby transfers each such member interest to GRI, and each Terminating Member hereby agrees that all rights, title and interest in and to GRI shall terminate as of the date of this Agreement and be of no further force and effect.

3.     Consideration.   HDC shall pay to the Terminating Members an aggregate of 250,000 shares of the restricted common stock of HDC $0.00015 par value, which shall be allocated to and among those Terminating Members as set forth opposite their signatures below (the “Consideration Shares”).   In the event that HDC issues additional shares of its common stock in conversion of promissory notes or other debts outstanding as of the date of this Agreement or in the event HDC issues additional shares of its common stock to Mark Klein (any such issuance hereinafter referred to as a "Measurement Transaction"), and if such Measurement Transaction occurs before the earlier of (i) any financing transaction by which HDC raises not less than $600,000 of capital by the issuance of its stock or notes or (ii) September 30, 2009 (the “Anti-Dilution Cut-Off Date”), then HDC agrees to issue additional Consideration Shares to the Terminating Members such that the aggregate Consideration Shares received by the Terminating Members will be not less than 2.2% of the issued and outstanding shares of HDC common stock including the Measurement Transactions (but excluding any shares issued in any financing transaction).  In no event will any adjustment be made to Consideration Shares following the Anti-Dilution Cut-Off Date.

4.     No Adjustment to Consideration.  The Terminating Members each agree that the Consideration Shares shall constitute the full and absolute consideration for all conveyances hereunder, including all rights, title and interest in and to the Royalty Agreement and/or GRI, whether known or unknown as of the effective date hereof.  Other than as provided in Section 3, there shall be no adjustment made to the Consideration, no right of look back or audit by either a Terminating Member, GRI or HDC following the Closing.  Neither GRI nor any Terminating Member shall have any right, title nor call to any undistributed revenues pursuant to the Royalty Agreement.

Any and all costs, billings, obligations, cash calls or other liabilities which have accrued or arisen, whether invoiced by GRI to a Terminating Member or  not, shall be and are hereby assumed by GRI and no Terminating Member shall thereafter have no obligation or liability therefor.

5.     Sale or Transfer of Consideration Shares; Legend.

(a)     The Consideration Shares and shares issued in respect of the Consideration Shares shall not be sold or transferred unless either (A) they first have been registered under the Securities Act of 1934 (the “Act”), or (B) HDC shall have been furnished with an opinion of counsel reasonably satisfactory to HDC, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

 (b)     All of the Consideration Shares shall bear the legend in the following form:

WARNING:  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

6.     Representations and Warranties of Terminating Members.  Each Terminating Member, for himself or itself only, represents and warrants to HDC the following:

(a)     Terminating Member, if an entity, is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted;

(b)     Terminating Member has full power and authority under its articles of formation, operating agreement and/or by-laws to conduct its business as presently conducted and to perform its obligations under this Agreement.

(c)     This Agreement is a legal and binding obligation of Terminating Member, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors' rights generally.

(d)     Terminating Member owns its member interest in GRI free and clear of all mortgages, liens, pledges, security interests, charges, claims and encumbrances of any nature whatsoever that have been created by, through, or under Terminating Member, but not otherwise.

(e)     Subject to any requisite consents to assignment or transfer pursuant to this Agreement, the execution of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of, constitute default under, or result in a violation of the material provisions of any agreement to which Terminating Member is a party.

(f)     Terminating Member has been furnished with or has had access to the information it has requested from HDC and GRI and has had an opportunity to ask questions and receive answers from management of HDC and GRI.  Terminating Member acknowledges that he or it has received and had the opportunity to review copies of HDC’s and GRI’s books and records.  Terminating Member is either (i) an "accredited investor" (as defined in Rule 501(a) of the Act) or (ii) alone, or together with a "purchaser representative" (as defined in Rule 501(h) promulgated pursuant to the Act),  has knowledge, experience and skill in business and financial matters and with respect to investments in securities so as to enable it to understand and evaluate the merits and risks of the acquisition of the Consideration Shares of common stock and to form an investment decision with respect to such investment.  Terminating Member agrees that each certificate representing shares of Consideration Shares issued pursuant to this Agreement will contain the restrictive legend set forth in Section 5(b)(ii) hereof and acknowledge that stop transfer instructions will be given to HDC’s transfer agent for the shares of HDC.

7.     Representations and Warranties of HDC.  HDC represents and warrants to each Terminating Member and to GRI the following:

(a)     HDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(b)     HDC has full power and authority to carry on its business as presently conducted, to enter into this Agreement, to perform on the terms described in this Agreement, and to perform its other obligations under this Agreement.

(c)     The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of HDC.

(d)     This Agreement is a legal and binding obligation of HDC, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limited creditors' rights generally.

(e)     HDC has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Terminating Members shall have any responsibility whatsoever.

8.     Representations and Warranties of GRI.  GRI represents and warrants to each Terminating Member and to HDC the following:

(a)     GRI is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)     GRI has full power and authority to carry on its business as presently conducted, to enter into this Agreement, to perform on the terms described in this Agreement, and to perform its other obligations under this Agreement.

(c)     The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of GRI.

(d)     This Agreement is a legal and binding obligation of GRI, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limited creditors' rights generally.

(e)     GRI has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Terminating Members shall have any responsibility whatsoever.

9.     Survival of Representations and Warranties.  The representation and warranties of each Terminating Member in Section 6, of HDC in Section 7 and of GRI in Section 8 shall survive the Closing for a period of one (1) year from the Closing Date (as hereinafter defined).

10.     Closing.

(a)     Unless the parties hereto mutually agree otherwise and subject to the conditions stated in this Agreement, the consummation of the transactions contemplated hereby (herein called the "Closing" and the date of which herein called the "Closing Date") shall be held as soon as practicable.  The Closing shall be held at the office of HDC or at such other place as HDC, GRI and the Terminating Members may agree.

(b)     At the Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others.

(i)     Each Terminating Member shall execute, acknowledge and deliver an Assignment covering the surrender and transfer of his or its member interest in the form (executed in sufficient counterparts to facilitate recording) substantially in the form as set forth in Exhibit A hereto.

(ii)     HDC shall instruct and cause its transfer agent to issue the Consideration Shares to each Terminating Member as specified in Section 3 hereof.

(c)     After Closing, each party shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto or required by law.

11.     Termination.  This Agreement and the transaction contemplated hereby may be terminated at any time prior to Closing by the mutual written agreement of HDC, GRI and each Terminating Member.

12.     Miscellaneous Provisions.

(a)     Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.   Notwithstanding the foregoing, no party hereto may assign their rights or obligations hereunder prior to Closing without the written consent of the other parties.

(b)     Counterparts.  This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  All proceedings to be taken and all documents to be executed and delivered by the parties at Closing shall be deemed to have been taken and executed simultaneously with all other proceedings to be taken and documents to be executed and delivered at Closing and no proceeding shall be deemed taken or any documents delivered or executed until all have been taken, executed and delivered at Closing.

(c)     Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(d)     Finder's Fee.  Each party hereto hereby represents and warrants to each other party hereto that they neither are nor will be obligated for any finder fee or commission in connection with this transaction.

(e)     Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(f)     Notices.   Any notice, demand or other communication required to be given or made under this Agreement shall be in writing and be deemed duly given or made if delivered or sent by telex or facsimile as follows:

HDC:	Hybrid Dynamics Corporation
52-66 Iowa Avenue
Paterson, NJ 07503

GRI:	Garden Rise Investments LTD LLC
P.O. Box 21147
Columbus, Ohio 43221

Terminating Member:	To the address appearing below

Any party may change its address for the purpose of this Agreement by giving notice of such change to the other parties pursuant to the provisions of this section.  Any notice, demand or other communication sent by facsimile shall be deemed given, in absence of proof to the contrary, upon receipt in a legible form by the party being served.

(g)     Legal Costs.   The costs of legal counsel incidental to the instructions for and the preparation and execution of this Agreement, all counterparts thereof and all documents executed in connection therewith shall be borne and paid by the parties who engage such counsel or on whose behalf such counsel was engaged.

(h)     Governing Law; Jurisdiction and Venue.  The terms and interpretation of this Agreement shall be governed by the laws of the State of Nevada.  In no event shall any other laws or principles of conflicts of law be used to permit the laws of another jurisdiction to govern, nor to permit jurisdiction or venue to be other than those specified herein.  The courts of the State of Nevada shall have exclusive jurisdiction over any dispute related to this Agreement.

(i)     Amendments.    No modification, variation or amendment of this Agreement shall have any force or effect unless it is in writing and signed by all parties hereto.  Unless the context otherwise so requires, a reference to this Agreement shall include a reference to this Agreement as modified, varied or amended from time to time.

(j)     Entire Agreement.   This Agreement supersedes all prior proposals, whether oral or written, and all previous negotiations and understanding among the parties hereto with respect to the subject matter hereof.

(k)     Conflicts.   In the event that the provisions of this Agreement conflict with the provisions of any other agreement or instrument executed and delivered to effectuate the transactions contemplated by this Agreement, the provisions of this Agreement shall prevail over all others.

(l)     Conflict Of Interest.   The parties to this Agreement waive any conflict of interest by and between the parties hereto that may arise as to representation of any party hereto by virtue of any relationship of common management, control or ownership by or among any of the parties or their affiliates.

(m)     Incorporation of Exhibits and Schedules.  All Exhibits and Schedules referred to herein are incorporated herein and made a part of this Agreement for all purposes.

(n)     Publicity.   No party shall be entitled to issue any press releases and other publicity issued concerning this Agreement or the transactions contemplated hereby, except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange.

(o)     Attorneys' Fees.    If any litigation is commenced between the parties concerning this Agreement, the party prevailing in such litigation shall be entitled to the reasonable attorneys' fees and expenses of counsel and court costs incurred by reason of such litigation.

EXECUTED, this 8th day of May 2009, but effective for all purposes as of the Effective Time.

HYBRID DYNAMICS CORPORATION

By:	/S/ MARK KLEIN
Print Name: Mark Klein
Print Title: President

GARDEN RISE INVESTMENTS LTD LLC

By:	/S/ JOHN E. RAYL
Print Name: John E. Rayl
Print Title: President

SELLER:
Mid-Elm Investments LTD LLC

By:	/S/ JOHN E. RAYL
Print Name: John E. Rayl
Print Title: President

TERMINATING MEMBERS	Cash Invested	Consideration Shares

/S/ ONOFRIO PECARARO	$50,000	100,000
Signature
Print Name: Onofrio Pecararo

Address

City State Zip Code

/S/ HOWARD RICE	$25,000	50,000
Signature
Print Name: Howard Rice

Address

City State Zip Code

/S/ ALAN CARTER	$25,000	50,000
Signature
Print Name: Alan Carter

Address

City State Zip Code

/S/ WALTER MARANO	$25,000	50,000
Signature
Print Name: Walter Marano

Address

City State Zip Code

Bella Capital Corporation

By:	None	None
Print Name:
Print Title:

Address

City State Zip Code

Birchwood Capital Advisors, Inc.

By:	/S/ CHRISTOPHER GIORDANO	None	None
Print Name:
Print Title:

Address

City State Zip Code